UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	October 8, 2026

BRIDGECREST LENDING AUTO SECURITIZATION TRUST 2026-4

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-297422-01

Central Index Key Number of Issuing Entity: 0002151184

BRIDGECREST AUTO FUNDING LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-297422

Central Index Key Number of Depositor: 0001974820

BRIDGECREST ACCEPTANCE CORPORATION

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001493927

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

41-6683331

(Issuing Entity’s I.R.S. Employer Identification No.)

Bridgecrest Auto Funding LLC 1720 W. Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(888) 418-1212

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 8, 2026, Bridgecrest Auto Funding LLC (“BAF”) and Bridgecrest Acceptance Corporation (“BAC”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the sale of the following notes to be issued by Bridgecrest Lending Auto Securitization Trust 2026-4 (the “Issuer”): the Class A-1 4.370% Auto Loan Asset Backed Notes, Class A-2 4.86% Auto Loan Asset Backed Notes, Class A-3 5.10% Auto Loan Asset Backed Notes, the Class B 5.41% Auto Loan Asset Backed Notes, the Class C 5.85% Auto Loan Asset Backed Notes and the Class D 6.46% Auto Loan Asset Backed Notes (collectively, the “Publicly Registered Notes”). The Publicly Registered Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-297422). The Issuer will also issue the Class E 8.38% Auto Loan Asset Backed Notes which have not been registered under the Registration Statement (the “Class E Notes” and together with the Publicly Registered Notes, the “Notes”). It is anticipated that the Notes will be issued on October 22, 2026 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

Item 8.01. Other Events.

On the Closing Date, BAC and BAF will enter into a Purchase Agreement, to be dated as of the Closing Date (the “Purchase Agreement”), pursuant to which BAC will transfer to BAF certain motor vehicle retail installment sales contracts relating to certain new and used automobiles, light-duty trucks, SUVs and vans (the “Receivables”) and related property. The Issuer, a Delaware statutory trust, was established by a Trust Agreement, dated as of December 2, 2025, which was amended and restated by an Amended and Restated Trust Agreement, dated as of the Closing Date (the “Amended and Restated Trust Agreement”) by and between BAF, as depositor, and Wilmington Trust, National Association, as owner trustee. Bridgecrest Lending Auto Securitization Grantor Trust 2026-4 (the “Grantor Trust”), a Delaware statutory trust, was established by a Trust Agreement, dated as of December 2, 2025, which was amended and restated by an Amended and Restated Trust Agreement, dated as of the Closing Date (the “Amended and Restated Grantor Trust Agreement”) by and between the Issuer, as grantor trust seller, and Wilmington Trust, National Association, as grantor trust trustee. On the Closing Date, the Issuer will enter into a Sale and Servicing Agreement, to be dated as of the Closing Date (the “Sale and Servicing Agreement”), with the Grantor Trust, BAF, as seller, BAC, as servicer, and Computershare Trust Company, National Association, as indenture trustee (the “Indenture Trustee”) and standby servicer, pursuant to which the Receivables and related property will be transferred to the Issuer and pursuant to which BAC agreed to act as servicer for the Receivables. On the Closing Date, the Issuer will enter into a Receivables Contribution Agreement, to be dated as of the Closing Date (the “Receivables Contribution Agreement”), with the Grantor Trust, pursuant to which the Receivables and related property will be transferred to the Grantor Trust. On the Closing Date, the Issuer, the Grantor Trust, BAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, will enter into an Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables after satisfaction of certain conditions. Also, on the Closing Date, the Issuer will enter into an Indenture, to be dated as of the Closing Date (the “Indenture”), by and between the Issuer, the Grantor Trust and the Indenture Trustee. Pursuant to the Indenture, the Issuer will cause the issuance of the Notes and the Issuer and the Grantor Trust will grant a security interest in the Receivables and other related property to secure the Notes. Also on the Closing Date, the Issuer, the Grantor Trust, BAC, as administrator, and the Indenture Trustee will enter into an Administration Agreement, to be dated as of the Closing Date (the “Administration Agreement”), relating to the provision by BAC of certain administration services on behalf of the Issuer and the Grantor Trust relating to the Notes.

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement, as Exhibit 10.3 is the form of Receivables Contribution Agreement, as Exhibit 10.4 is the form of Administration Agreement, as Exhibit 10.5 is the form of Amended and Restated Trust Agreement, as Exhibit 10.6 is the form of Amended and Restated Grantor Trust Agreement and as Exhibit 10.7 is the form of Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Substantially final versions of the transaction documents, the forms of which were filed as exhibits to the Registration Statement, are being filed on this Current Report to satisfy the requirements of Item 1100(f) of Regulation AB.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of October 8, 2026, among BAF, BAC and Wells Fargo Securities, LLC, as representative of the several underwriters.

4.1	Indenture, to be dated as of the Closing Date, between the Issuer, the Grantor Trust and Computershare Trust Company, National Association, as indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, to be dated as of the Closing Date, between BAC and BAF.

10.2	Sale and Servicing Agreement, to be dated as of the Closing Date, between the Issuer, the Grantor Trust, BAF, BAC, as servicer, Computershare Trust Company, National Association, and the Indenture Trustee.

10.3	Receivables Contribution Agreement, to be dated as of the Closing Date, between the Issuer and the Grantor Trust.

10.4	Administration Agreement, to be dated as of the Closing Date, between the Issuer, the Grantor Trust, BAC, as administrator, and the Indenture Trustee.

10.5	Amended and Restated Trust Agreement, to be dated as of the Closing Date, between BAF and Wilmington Trust, National Association, not in its individual capacity but solely as owner trustee for the Issuer.

10.6	Amended and Restated Grantor Trust Agreement, to be dated as of the Closing Date, between the Issuer and Wilmington Trust, National Association, not in its individual capacity but solely as grantor trust trustee for the Grantor Trust.

10.7	Asset Representations Review Agreement, to be dated as of the Closing Date, between the Issuer, the Grantor Trust, BAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 13, 2026	BRIDGECREST AUTO FUNDING LLC

	By:	/s/ Daniel Gaudreau
	Name:	Daniel Gaudreau
	Title:	President